SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (date of earliest event reported):       March 15, 1997


                  GOVERNMENT EXPORT TRUST (SERIES 1993-1)

          (Exact name of registrant as specified in its charter)



              Delaware              33-59010               16-6386654
(State or Other Jurisdiction      (Commission          (I.R.S. Employer
      of Incorporation)           File Number)         Identification No.)


c/o Manufacturers and Traders Trust Company,
One M&T Plaza, Buffalo, New York                        14203-2399
(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:     (716) 842-5602

Item 5.       Other Events

              On behalf of Government Export Trust (Series
              1993-1), a trust created pursuant to the Declaration of Trust, dated March 24, 1993, by Manufacturers and Traders Trust Company, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Quarterly
              Report dated March 15, 1997, with respect to the Trust. The Quarterly Report is filed pursuant to and in accordance with (1) numerous no-action letters already issued by the Staff of the Commission with respect to trusts substantially similar to the Trust and (2) current Commission policy in the area. The filing of the Quarterly Report will occur subsequent to each quarterly distribution to the holders of the Trust's 6% Certificates, Due March 15, 2005.

              A.    Quarterly Report Information:
                    Aggregate distribution information for the current distribution date March 15, 1997.

                    Principal        Interest       Ending Balance

                    $1,905,847.09    $943,394.31    $60,987,107.10


              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

              D.    Were any amounts paid or are any amounts payable
                    under the Certificate Guaranty Insurance Policy?   NO
                           Amount:

              E.    Are there any developments with respect to the
                    Certificate Insurance Guaranty Policy?   NONE.

              F.    Item 1: Legal Proceedings:         NONE

              G.    Item 2: Changes in Securities:     NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Quarterly Statements and Exhibits

        Exhibit No.

              1.    Quarterly Distribution Report dated March 15, 1997.

EXHIBIT 1.

March 15, 1997

QUARTERLY REPORT TO THE CERTIFICATE HOLDERS

GOVERNMENT EXPORT TRUST (SERIES 1993-1)

MANUFACTURERS AND TRADERS TRUST COMPANY, AS TRUSTEE
DATED AS OF MARCH 24, 1993
CUSIP 383731-AE-6
6.0%  DUE March 15, 2005

OUTSTANDING BALANCE PER
December 31, 1996 REPORT                                    $62,892,954.19

March 15, 1997 PRINCIPAL PAYMENT                            $ 1,905,847.09

March 15, 1997 INTEREST PAYMENT                             $   943,394.31

AGGREGATE PRINCIPAL BALANCE OUTSTANDING AFTER
March 15, 1997 PRINCIPAL DISTRIBUTION                       $60,987,107.10
AS PER SECTION 4.1(iv) OF THE DECLARATION OF TRUST NEITHER A
DELINQUENCY IN PAYMENT UNDER THE PROMISSORY NOTE, THE
GUARANTY OR THE EXIMBANK PAYMENT CERTIFICATE  NOR ANY
EVENT OF DEFAULT HAS OCCURRED.

TO THE BEST OF MY KNOWLEDGE AND BELIEF, THE SEMI-ANNUAL
REPORT COMPLIES WITH THE REQUIREMENTS OF THE DECLARATION
AND IS ACCURATE.



Russell T. Whitley
Assistant Vice President




                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    GOVERNMENT EXPORT TRUST (SERIES 1993-1)
                                  (Registrant)



                           By
                           Name:  Russell T. Whitely
                           Title: Assistant Vice President, Manufacturers and Traders Trust Company, as Trustee

Dated:        March 31, 1997